Related party disclosure	12 Months Ended
Dec. 31, 2018
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Related party disclosure
6.	Related party disclosure

Note 1 provides information about the Group’s structure, including details of the subsidiaries. The following table provides the total amount of transactions that have been conducted with a related party for the relevant financial year.

	2018	2017	2016
	(Thousands of yen)
Major shareholder
Purchase of ingredients	15,253,466	9,227,999	5,668,070

SFoods Inc. operates wholesaling, manufacturing, retailing and foodservice of meat-related food products and holds 11.85% of the Group’s shares as of December 31, 2018 (11.95% as of December 31, 2017 and 12.50% as of December 31, 2016). The Group purchases ingredients from SFoods Inc., which are recorded in “Cost of sales”, and pledges trade receivables from franchisees as collateral. Refer to Note 16 for trade and other payables and related party trade payables and Note 36 for further details on the collateral. In addition, the Group, as an agent, purchases ingredients from SFoods Inc. for franchisees and accordingly the gross purchases from SFoods Inc. totaled ¥25,192,594 thousand for the year ended December 31, 2018 (2017: ¥14,397,217 thousand and 2016: ¥8,581,536 thousand), the purchases and sales as an agent are presented net in the consolidated statements of profit or loss.

Compensation of key management personnel of the Group

	2018	2017	2016
	(Thousands of yen)
Directors’ remuneration	277,632	214,511	170,439
Stock option transactions	10,690	8,853	8,434

Total	288,322	223,364	178,873

The amounts disclosed in the table are the amounts recognized as expenses during the reporting periods related to key management personnel. Key management personnel includes directors and corporate auditor of the Group.

Refer to Note 23 for further details on stock option plans.